UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 6, 2016

HIGHLANDS BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	0-27622	54-1796693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 West Main Street Abingdon, Virginia		24210
(Address of Principal Executive Offices)		(Zip Code)

(276) 628-9181

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Schools Employment Agreement

Effective September 6, 2016, Highlands Bankshares, Inc. (the “Company”) and Timothy K. Schools, the Company’s President and Chief Executive Officer, executed an amendment to Mr. Schools’ employment agreement. The amendment provides for the grant of 86,667 restricted shares of Company common stock to Mr. Schools and removes a provision relating to the grant of nonqualified stock options. The employment agreement originally provided for a future grant of 100,000 nonqualified stock options at a set price which reflected the fair market value of the Company’s common stock on Mr. Schools’ first date of employment. Because the fair market value of the Company’s common stock has consistently risen since Mr. Schools began his employment, a grant of stock options in accordance with the original terms of the employment agreement would have caused the grant to become subject to Section 409A of the Internal Revenue Code. The amendment removes the provision relating to the grant of stock options and replaces it with a grant of restricted stock. All other terms and conditions of Mr. Schools’ employment agreement remain in full force and effect.

The foregoing description of the First Amendment to Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Restricted Stock Award Agreement

Effective September 6, 2016, the compensation committee of the board of directors has approved the Restricted Stock Award Agreement to Timothy K. Schools under the Company’s 2006 Equity Compensation Plan for the grant of restricted shares of the Company’s common stock. Grants under the award agreement vest in installments subject to the executive’s continued employment.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the award agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to Employment Agreement by and between Timothy K. Schools and Highlands Bankshares, Inc. dated September 6, 2016.

10.2	Restricted Stock Award Agreement under the 2006 Highlands Bankshares, Inc. Equity Compensation Plan by and between Timothy K. Schools and Highlands Bankshares, Inc. dated September 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.

Date: September 21, 2016

/s/ Timothy K. Schools
Timothy K. Schools
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement by and between Timothy K. Schools and Highlands Bankshares, Inc. dated September 6, 2016.

10.2	Restricted Stock Award Agreement under the 2006 Highlands Bankshares, Inc. Equity Compensation Plan by and between Timothy K. Schools and Highlands Bankshares, Inc. dated September 6, 2016.